UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2005


                                  CENVEO, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Colorado                    1-12551                84-1250533
   -----------------------          ------------          ------------------
   (State of Incorporation)         (Commission             (IRS Employer
                                    File Number)          Identification No.)


8310 S. Valley Highway #400 Englewood, CO                      80112
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (303) 790-8023

                                 Not Applicable
          ------------------------------------------------------------
          Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

                  Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides that the Company intends (a) to use in presentations to interested parties, including its shareholders and analysts, starting August 16, 2005 and (b) to post on the Company's Web site. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

 Item 9.01.           Financial Statements and Exhibits

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits

                      EXHIBIT NO.               DOCUMENT DESIGNATION

                      99.1                      Slides used in presentations.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 16, 2005

                                  CENVEO, INC.

                                  By:    /s/ Mark Zoeller
                                         Mark Zoeller
                                         Vice President, General Counsel and
                                         Chief Legal Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION

99.1                              Slides used in presentations.